EXHIBIT 10.1

FIRST AMENDMENT

TO

CREDIT AGREEMENT

Dated as of August 8, 2003

AMONG

PLAINS EXPLORATION & PRODUCTION COMPANY,

AS BORROWER,

THE GUARANTORS,

JPMORGAN CHASE BANK,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of August 8, 2003, to be effective as of April 4, 2003, is among PLAINS EXPLORATION & PRODUCTION COMPANY, a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the lenders that is a signatory hereto (collectively, the “Lenders”); and JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, the Agents and the Lenders are parties to that certain Credit Agreement dated as of April 4, 2003 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The definition of “Agreement” is hereby amended to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, and as the same may from time to time be amended, modified, supplemented or restated.

(b) The definition of “First Amendment” is hereby added where alphabetically appropriate to read as follows:

“First Amendment” means that certain First Amendment to Credit Agreement dated as of August 8, 2003, to be effective as of April 4, 2003, among the Borrower, the Guarantors and the Lenders.

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2.2 Amendment to Section 8.01(k). Section 8.01(k) is hereby amended in its entirety to read as follows:

“(k) List of Purchasers. Concurrently with the delivery of any Reserve Report to the Administrative Agent pursuant to Section 8.12, a list of Persons purchasing Hydrocarbons from the Borrower and its Restricted Subsidiaries constituting at least 75% of the total revenues from such purchases for the six-month period ending on the date of such Reserve Report (such list to include and specify in descending order the largest purchasers of Hydrocarbons for such period based on the percentage of total revenues that each such purchaser represents); and during the continuance of a Default, promptly upon the request therefor by the Administrative Agent or any Lender, a list of all Persons purchasing Hydrocarbons from the Borrower and its Restricted Subsidiaries for the six-month period ending on the date of such request.”

2.3 Amendment to Section 9.08. Section 9.08 is hereby amended in its entirety to read as follows:

“Section 9.08. Limitation on Leases. Neither the Borrower nor any Restricted Subsidiary will create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal but excluding Capital Leases and leases of Hydrocarbon Interests), under leases or lease agreements which would cause the aggregate amount of all payments made by the Borrower and the Restricted Subsidiaries pursuant to all such leases or lease agreements, including, without limitation, any residual payments at the end of any lease, to exceed $7,500,000 in any period of twelve consecutive calendar months during the life of such leases.”

Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions specified in this Section 3:

3.1 Counterparts of First Amendment. The Administrative Agent shall have received from the Majority Lenders, the Borrower and each Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

3.2 No Default. No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

Section 4. Waiver. The Borrower has requested that the Administrative Agent and the Lenders waive, and the Administrative Agent and the Lenders do hereby waive, any Default or Event of Default that may have been caused by any breach of Section 8.01(k) or Section 9.08 of the Credit Agreement prior to the date hereof. Except as expressly waived herein, all covenants, obligations and agreements of the Borrower contained in the Credit Agreement, as amended by the First Amendment, shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the foregoing waiver is hereby granted to the extent and only to the extent specifically stated herein and for no other purpose or period and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, or (b) except as expressly set forth herein, prejudice any right or rights which the Agents or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein.

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Granting the waiver set forth herein does not and should not be construed to be an assurance or promise that waivers will be granted in the future, whether for the matters herein stated or on other unrelated matters.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement, as modified by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

5.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly modified hereby, notwithstanding the modifications contained herein; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing, and (iii) no Material Adverse Effect has occurred since April 4, 2003.

5.3 Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5 No Oral Agreement. This First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

5.6 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above, to be effective as of April 4, 2003.

BORROWER:	PLAINS EXPLORATION & PRODUCTION COMPANY

	By:	/s/ STEPHEN A. THORINGTON
Stephen A. Thorington
Executive Vice President and Chief Financial Officer

GUARANTORS:	PLAINS ILLINOIS, INC. ARGUELLO INC. PLAINS E&P COMPANY PMCT INC. PLAINS RESOURCES INTERNATIONAL INC.

	By:	/s/ STEPHEN A. THORINGTON
Stephen A. Thorington
Vice President and Treasurer

PXP GULF COAST INC.

	By:	/s/ STEPHEN A. THORINGTON
Stephen A. Thorington
Executive Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, as a Lender and as Administrative Agent

	By:	/s/ ROBERT C. MERTENSOTTO
Robert C. Mertensotto
Managing Director

BANK ONE, NA (MAIN OFFICE CHICAGO) as a Lender and as a Co-Syndication Agent

By:	/s/ CHARLES KINGSWELL-SMITH
Charles Kingswell-Smith
Director

BMO NESBITT BURNS FINANCING, INC., as a Lender and as a Co-Syndication Agent

By:	/s/ JAMES B. WHITMORE
James B. Whitmore
Managing Director

BNP PARIBAS, as a Lender and as a Co-Documentation Agent

By:	/s/ BETSY JOCHER
Betsy Jocher
Vice President

By:	/s/ POLLY SCHOTT
Polly Schott
Vice President

THE BANK OF NOVA SCOTIA, as a Lender and as a Co-Documentation Agent

By:	/s/ N. BELL
N. Bell
Senior Manager

BANK OF SCOTLAND, as a Lender and as a Managing Agent

By:	/s/ ANNIE GLYNN
Annie Glynn
Senior Vice President

FLEET NATIONAL BANK, as a Lender and as a Managing Agent

By:	/s/ MICHAEL BROCHETTI
Michael Brochetti
Director

FORTIS CAPITAL CORP., as a Lender and as a Managing Agent

By:	/s/ DEIRDRE SANBORN
Deirdre Sanborn
Vice President

By:	/s/ DARRELL W. HOLLEY
Darrell W. Holley
Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender and as a Managing Agent

By:	/s/ DAVID HUMPHREYS
David Humphreys
Vice President

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as a Lender and as a Managing Agent

By:	/s/ PAUL A. SQUIRES
Paul A. Squires
Vice President

CREDIT LYONNAIS NEW YORK BRANCH, as a Lender

By:	/s/ OLIVIER AUDEMARD
Olivier Audemard
Senior Vice President

COMERICA BANK - TEXAS, as a Lender

By:	/s/ MICHAEL W. NEPVEUX
Michael W. Nepveux
Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ MARVIN TARKINGTON
Marvin Tarkington
Director

TORONTO DOMINION (TEXAS), INC., as a Lender

By:	/s/ RACHEL SUITER
Rachel Suiter
Vice President

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